UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 1, 2005, Enterprise Products Partners L.P. (“Enterprise”), EPCO, Inc. (“EPCO”), Enterprise Products Operating L.P. (“OLP”), Enterprise Products GP, LLC (the “General Partner”) and Enterprise Products OLPGP, Inc. (“OLPGP”) executed Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Administrative Services Agreement, effective as of February 24, 2005 (the “Agreement”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the Agreement, EPCO provides administrative, management and operating services to the Partnership Entities (defined as Enterprise, the General Partners, OLP and any affiliate controlled by any of them), and the Partnership Entities reimburse EPCO for all of its costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities. EPCO owns indirectly a 95% membership interest in the General Partner, which is the general partner of Enterprise. EPCO and its affiliates also own indirectly approximately 37.3% of the outstanding Common Units of Enterprise. Enterprise owns 100% of the equity interests in OLP and OLPGP, which is the general partner of OLP.

Section 5.4 of the Agreement prohibits the EPCO Group (formerly defined in the Agreement as EPCO and its Affiliates other than the Partnership Entities) from acquiring any business or assets that are in the same or similar line of business then being conducted by the Partnership Entities or in a line of business that would be a natural extension of any business then being conducted by a Partnership Entity without first offering such opportunity to Enterprise through the Board of Directors of the General Partner. On February 24, 2005, an Affiliate of EPCO acquired Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”), which is the general partner of TEPPCO Partners, L.P. The purpose of the Amendment is to exclude TEPPCO GP, TEPPCO Partners, L.P. and any Affiliate controlled by either of them (collectively, the “TEPPCO Group”) from the definition of “EPCO Group” in the Agreement effective as of February 24, 2005, so that the TEPPCO Group will not be required to offer any of its business acquisition opportunities to Enterprise pursuant to Section 5.4 of the Agreement.

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Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

10.1

Amendment No. 1 to Second Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., executed on June 1, 2005, but effective as of February 24, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC,
its General Partner

Date: June 2, 2005	By:	/s/ Michael A. Creel
		Name:	Michael A. Creel
		Title:	Executive Vice President and Chief Financial Officer

Signature Page

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Amendment No. 1 to Second Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., executed on June 1, 2005, but effective as of February 24, 2005.